LIMITED WAIVER AND CONSENT

THIS LIMITED WAIVER AND CONSENT (this “Waiver”) is dated as of December 20, 2018 among RHINO ENERGY LLC, a Delaware limited liability company (“Rhino”), each subsidiary of Rhino listed as a “Borrower” on the signature pages hereto (together with Rhino, each a “Borrower” and collectively, the “Borrowers”), the lenders who constitute “Required Lenders” under the Financing Agreement and listed as a “Required Lender” on the signature pages hereto (the “Required Lenders”) and CORTLAND CAPITAL MARKET SERVICES LLC, as collateral agent for the lenders (in such capacity, the “Collateral Agent”) and CORTLAND CAPITAL MARKET SERVICES LLC, as administrative agent for the lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

RECITALS

WHEREAS, Borrowers, Rhino Resource Partners LP, (“Parent”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages attached thereto, the lenders from time to time party thereto (the “Lenders”), CB Agent Services LLC (the “Origination Agent”), the Collateral Agent and the Administrative Agent entered into that certain Financing Agreement dated as of December 27, 2017 (the “Financing Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Financing Agreement.

WHEREAS, Borrowers released from mortgage certain real property, as set forth on Exhibit A attached hereto (the “Original Releases”). The Original Releases constituted Eligible Real Property for which, in accordance with Section 2.05(c)(ii) of the Financing Agreement, 100% of the Net Cash Proceeds (the “Release Proceeds”) were to paid to the Administrative Agent for the benefit of the Lenders as a mandatory prepayment of the Loans. Borrowers have not made the required mandatory prepayments and each release without such payments constitutes an Event of Default under Section 9.01(a) of the Financing Agreement (the “Release Defaults”).

WHEREAS, Borrowers have requested and/or made additional releases of Eligible Real Property, as set forth on Exhibit B attached hereto, (the “Authorized Releases”) for which Required Lenders authorized Borrowers to make the mandatory prepayments under Section 2.05(c)(ii) (the “Authorized Proceeds”) at a later date to be determined by the Required Lenders.

WHEREAS, Borrowers have requested that the Required Lenders (i) waive the Release Defaults (the “Release Waiver”) and (ii) consent to future releases of Eligible Real Property (the “Consent Releases”) with the mandatory prepayments under Section 2.05(c)(ii) of the Financing Agreement (the “Consent Proceeds; together with the Release Proceeds and the Authorized Proceeds, the “Eligible Property Proceeds” as set forth on Schedule I attached hereto) being delayed until such later time as determined by the Required Lenders (the “Consent”), as more particularly set forth below, and the Required Lenders are willing to effect the Release Waiver and the Consent as provided in, and on the terms and conditions contained in, this Waiver.

AGREEMENTS

NOW, THEREFORE, for good and valuable consideration of the facts set forth hereinabove (which are hereby incorporated into and made a part of this Waiver), the parties hereby agree as follows:

1. The Release Waiver. Subject to the satisfaction of the conditions set forth below, the Required Lenders agree to waive the Release Defaults (solely with respect to the fact that such Release Proceeds were not paid to the Administrative Agent within two Business Days of each Disposition of real property by each of the Original Releases; provided, however, that if Borrowers do not pay the Eligible Property Proceeds on demand of the Required Lenders to the Administrative Agent in accordance with Section 2 below, the Release Defaults shall be reinstated as if this Release Waiver had never been of effect).

2. The Consents. The Required Lenders hereby (i) consent to the further delay in the payment of the Release Proceeds and ratify the Original Releases, (ii) ratify their consent to Authorized Releases and the delay in the payment of the Authorized Proceeds from such Authorized Releases and (iii) acknowledge that the Required Lenders, in their sole discretion, on a case by case basis going forward, may consent to future Consent Releases and delay the payment of any Consent Proceeds related to any Consent Release; provided, that for each such Consent Release, Parent submits to Required Lenders and Collateral Agent, not earlier than one week prior to any requested Consent Release, an Officer’s Certificate in the form of Exhibit C attached hereto, along with an updated Exhibit B and Schedule I to this Waiver attached thereto, adding the real property being released under such Consent Release to Exhibit B and updating Schedule I to add the gross proceeds and the Net Proceeds related to such Consent Release to the Eligible Property Proceeds, and the Required Lenders direct in writing (which may be in the form of an email) that Collateral Agent releases the real property related to such Consent Release and the delay in the payment of the Consent Proceeds until a later date to be determined by the Required Lenders.

3. Conditions to Effectiveness. This Waiver shall become effective on the date on which Administrative Agent has received executed original counterparts (or electronic copies followed promptly by originals) of this Waiver (the “Effective Date”).

4. Effect of this Waiver. Borrowers agree that, except as expressly provided herein, (a) the Financing Agreement and each Loan Document shall remain unmodified and in full force and effect, and (b) this Waiver shall not be deemed to be a waiver of, consent to, a modification of or amendment to any other term or condition of the Financing Agreement, any Loan Document or any other agreement by and between Borrowers, on the one hand, and Lenders and the Administrative Agent, on the other hand. This Waiver shall be deemed a Loan Document.

5. Reaffirmations of Borrowers. Each Borrower hereby (i) agrees that this Waiver shall not limit or diminish its obligations under, or release it from any obligations under, the Financing Agreement and other Loan Documents, (ii) confirms and reaffirms its obligations under the Financing Agreement and other Loan Documents, and (iii) agrees that the Financing Agreement and other Loan Documents remain in full force and effect and are hereby ratified and confirmed.

2

6. Representations and Warranties of Borrower. Each Borrower hereby represents, covenants and warrants to Administrative Agent and Lenders as follows:

(a) Upon the waiver of the Release Defaults, no Default or Event of Default exists under the Financing Agreement or any Loan Document as of the date hereof or would result from the Release Waiver contemplated hereby;

(b) the representations and warranties contained in Article VI of the Financing Agreement and in any Loan Document or which are contained in any of the financial statements from time to time certified by the Borrower and furnished pursuant thereto, are true and correct on and as of the date hereof (except that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof));

(c) it has the requisite corporate or organizational power and authority and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Waiver and the transactions contemplated hereby; and

(d) this Waiver has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

7. Severability. Any provision of this Waiver held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Waiver and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Waiver a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

8. Release. Each Loan Party hereby acknowledges and agrees that, on the Effective Date: (a) neither it nor any of its Affiliates has any claim or cause of action arising on or prior to the Effective Date against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) under the Financing Agreement and the other Loan Documents and (b) each Agent and each Lender has, prior to the Date, properly performed and satisfied in a timely manner all of its obligations prior to the Effective Date to such Loan Party and its Affiliates under the Financing Agreement and the other Loan Documents. Notwithstanding the foregoing, the Agents and the Lenders wish (and each Loan Party agrees) to eliminate, to the fullest extent permitted under applicable law, any possibility that any past conditions, acts, omissions, events or circumstances which occurred prior to the Effective Date would impair or otherwise adversely affect any of the Agents’ and the Lenders’ rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, arising on or prior to the Effective Date, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Effective Date and arising out of, connected with or related in any way to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction on or prior to the Effective Date related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans, or the management of such Loans or the Collateral, in each case, on or prior to the Effective Date.

3

As to each and every claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action arising on or prior to the Effective Date and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that to the extent permitted under applicable law, the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

Each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees and agents, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of the Released Parties above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) the Released Parties on the basis of any claim released, remised and discharged by such Person pursuant to this Section 8. Each Loan Party further agrees that it shall not dispute the validity or enforceability of the Financing Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Collateral Agent’s Lien on any item of Collateral under the Financing Agreement or the other Loan Documents. If any Loan Party or any of its respective successors, assigns, or officers, directors, employees and agents, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as the Released Parties may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by the Released Parties as a result of such violation.

4

Each Lender hereby acknowledges and agrees that, on the Effective Date: (a) neither it nor any of its Affiliates has any claim or cause of action arising on or prior to the Effective Date against Cortland Capital Market Services LLC, Colbeck Capital Management, LLC or CB Agent Services LLC (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) under the Financing Agreement and the other Loan Documents and (b) each of Cortland Capital Market Services LLC, Colbeck Capital Management, LLC, CB Agent Services LLC and their respective Affiliates has, prior to the Effective Date, properly performed and satisfied in a timely manner all of its obligations prior to the Effective Date to such Lender and its Affiliates under the Financing Agreement and the other Loan Documents. Notwithstanding the foregoing, Cortland Capital Market Services LLC, Colbeck Capital Management, LLC, CB Agent Services LLC and their respective Affiliates wish (and each Lender agrees) to eliminate, to the fullest extent permitted under applicable law, any possibility that any past conditions, acts, omissions, events or circumstances which occurred prior to the Effective Date would give rise to any claim by any Lender against Cortland Capital Market Services LLC, Colbeck Capital Management, LLC, CB Agent Services LLC and their respective Affiliates under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Lender (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Lender Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge Cortland Capital Market Services LLC, Colbeck Capital Management, LLC, CB Agent Services LLC and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Colbeck/Cortland Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, arising on or prior to the Effective Date, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Lender Releasor has heretofore had or now or hereafter can, shall or may have against any Colbeck/Cortland Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Effective Date and arising out of, connected with or related in any way to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction on or prior to the Effective Date related or attendant thereto, or the agreements of Cortland Capital Market Services LLC, Colbeck Capital Management, LLC, CB Agent Services LLC or any of their respective Affiliates contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans, or the management of such Loans or the Collateral, in each case, on or prior to the Effective Date.

As to each and every claim released hereunder, each Lender hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

5

As to each and every claim released hereunder, each Lender also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto

9. Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law principles.

10. Counterparts. This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), and by facsimile transmission or other electronic means, which signatures shall be considered original executed counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Each party to this Waiver agrees that it will be bound by its own facsimile or other electronically transmitted signature and that it accepts the facsimile or other electronically transmitted signature of each other party.

11. Final Agreement. THIS WAIVER REPRESENTS THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS WAIVER IS EXECUTED. THIS WAIVER MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AGREEMENT OF ANY PROVISION OF THIS WAIVER SHALL BE MADE, EXCEPT BY A WRITTEN WAIVER SIGNED BY THE PARTIES HERETO.

[Signature Page Follows]

6

IN WITNESS WHEREOF, this Limited Waiver and Consent has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:

RHINO ENERGY LLC

By:	/s/ Richard A. Boone
Name:	Richard A. Boone
Its:	President and CEO

RHINO EXPLORATION LLC
RHINO TECHNOLOGIES LLC
SPRINGDALE LAND LLC
CAM MINING LLC
MCCLANE CANYON MINING LLC
HOPEDALE MINING LLC
CAM-OHIO REAL ESTATE LLC
CAM-KENTUCKY REAL ESTATE LLC
CAM-COLORADO LLC
TAYLORVILLE MINING LLC
LEESVILLE LAND LLC
CAM AIRCRAFT LLC
CASTLE VALLEY MINING LLC
PENNYRILE ENERGY LLC

By:	/s/ Richard A. Boone
Name:	Richard A. Boone
Its:	President and CEO

[Borrowers’ Signature Page to Limited Waiver]

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

CORTLAND CAPITAL MARKET SERVICES LLC

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

[Administrative Agent/Collateral Agent Signature Page to Limited Waiver]

REQUIRED LENDERS:

COLBECK STRATEGIC LENDING MASTER, L.P.

By:	Colbeck Capital Management, LLC, its investment manager

By:	/s/ Baabur Khondker
Name:	Baabur Khondker
Title:	Chief Financial Officer

[Administrative Agent/Collateral Agent Signature Page to Limited Waiver]